                                                                     Exhibit 99e


                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT (this "Agreement") is made and entered into this 16th day of February, 2001 by and among "), by and between Periodontix, Inc., a Delaware corporation ("Periodontix") and Demegen, Inc., a Colorado corporation ("Demegen') and Joseph Lovett, in his capacity as escrow agent ("Escrow Agent").

                                    PREAMBLE

         A. Pursuant to the terms of that certain Agreement between Demegen and Periodontix dated as of February 16, 2001 (the "Option Agreement") , Demegen was granted, among other things, an option to purchase certain assets of Periodontix and a license of certain of the technology of Periodontix;

         B. In order to induce Demegen to enter into the Option Agreement and consummate the transactions contemplated therein, Periodontix has agreed to escrow a portion of the consideration it has received pursuant to the terms of the Option Agreement (i) as security for the prompt payment of its indemnification obligations under Article IX of the Option Agreement (the "Payment Obligations") and (ii) in accordance with the provisions of Sections 3.1 and 3.2 of the Option Agreement.

         C. Demegen and Periodontix desire to appoint Escrow Agent to act as Escrow Agent pursuant to and in accordance with this Agreement; and

         D. The execution of this Agreement by the parties is a condition precedent to the consummation of the transactions contemplated by the Option Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of the promises and agreements herein contained, and intending to be legally bound, do covenant and agree as follows:

         Section 1. Definitions. All capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Option Agreement.

         Section 2. Concurrent Events. Concurrently with the execution and delivery of this Agreement, Demegen has caused the Escrowed Securities, to be deposited with Escrow Agent and to be held and delivered in accordance with the terms of this Agreement, the receipt of which is acknowledged by Escrow Agent. Each of the parties acknowledge and agree that additional shares of Demegen Common Stock may be delivered to the Escrow Agent from time to time in accordance with the terms of the Option Agreement.

         Section 3. Exercise of the Right to Terminate. In the event that Demegen shall have exercised the Right to Terminate prior to the Second Payment Date, Demegen shall:


PAGE 1 - ESCROW AGREEMENT

         (a) Send written notice (a "Termination Notice") to Escrow Agent that it has exercised the Right to Terminate; and

         (b) Send a copy of such Termination Notice simultaneously to Periodontix.

         (c) If Periodontix shall notify Escrow Agent in writing within twenty
(20) calendar days after receipt of a Termination Notice that it disputes that Demegen has validly exercised the Right to Terminate in accordance with the provisions of the Option Agreement (such notice a "Termination Dispute Notice"), Escrow Agent shall take no action with respect to such claim until such time as it receives instructions relating thereto in accordance with Section 6 hereof.

         If no Termination Dispute Notice is received by Escrow Agent from Periodontix within twenty (20) calendar days after Escrow Agent's receipt of such Termination Notice, Escrow Agent shall deliver the Escrowed Securities to Demegen. If no Termination Notice is received by Escrow Agent on or prior to the Second Payment Date, Escrow Agent shall deliver the Escrowed Securities (other than the certificate for 230,000 shares of Demegen Common Stock originally delivered to the Escrow Agent) to Periodontix.

         Section 4. Indemnification Claims. In the event Demegen shall assert a claim for indemnification against Periodontix in accordance with the provisions of the Option Agreement, Demegen shall

         (a) Send written notice (a "Claim Notice") to Escrow Agent of the amount of the indemnification claim which has not been paid (a "Claim"), and setting forth the number of Indemnification Escrow Shares having a value based on the Closing Share Price equal to the amount of the Claim; and

         (b) Send a copy of such Claim Notice simultaneously to Periodontix.

         If Periodontix shall notify Escrow Agent in writing within twenty (20) business days after receipt of a Claim Notice that it has paid or disputes the Claim specified in the Claim Notice (such notice a "Dispute Notice"), Escrow Agent shall take no action with respect to such Claim until such time as it receives instructions relating thereto in accordance with Section 6 hereof.

         If no Dispute Notice is received by Escrow Agent from Periodontix within thirty (30) business days after Escrow Agent's receipt of such Claim Notice, Escrow Agent shall deliver the Indemnification Escrow Shares specified in the Claim Notice to Demegen.

         Section 5. Release of Remaining Shares. Within five business days following the earlier of the Anniversary Date or the Termination Date, the Escrow Agent shall deliver to Periodontix the certificate representing the Indemnification Escrow Shares remaining in the Escrow Account, less any Indemnification Escrow Shares that constitute Claim Shares (as


PAGE 2 - ESCROW AGREEMENT
determined in accordance with Section 1.3 of the Option Agreement) pursuant to any pending Claim Notices or disputes.

         Section 6. Dispute Resolution. In the event Escrow Agent receives a notice of dispute under Section 3 or 4 hereof, Escrow Agent shall retain custody of the disputed Escrow Securities then in its possession until the first to occur of the following:

         (a) Receipt by Escrow Agent of a notice signed by the Periodontix and Demegen containing instructions to the Escrow Agent as to the release of the Escrowed Securities; or

         (b) Receipt by Escrow Agent of an order of a court of competent jurisdiction as to the release of the Escrowed Securities.

         Upon receipt of either of the foregoing, Escrow Agent shall release the Shares in accordance with the terms set forth in said notice or order.

         Section 7. Termination. If at any time the Escrow Agent shall receive a notice signed by Periodontix and by Demegen that this Agreement has been terminated, Escrow Agent will release the Escrowed Securities in accordance with the instructions contained in such notice, and upon such release, this Agreement shall be terminated, and Escrow Agent shall be released and discharged from all further obligations hereunder. Unless earlier terminated pursuant to the foregoing, the arrangements provided for in this Agreement shall terminate when the Shares have been disposed of in accordance with the provisions of this Agreement.

         Section 8. Concerning the Escrow Agent.

         (a) Escrow Agent shall be entitled to fees in accordance with the fee schedule attached hereto as Exhibit A. In addition, Escrow Agent shall be entitled to reimbursement for all reasonable expenses, disbursements and advances incurred or made by him in the performance of his duties hereunder, including reasonable fees, expenses and disbursements of counsel. All such fees and disbursements shall be paid by Demegen.

         (b) Escrow Agent shall not be liable for any damages or have any obligations other than the duties prescribed herein in carrying out or executing the purposes and intent of this Agreement; provided, however, that nothing herein contained shall relieve Escrow Agent from liability arising out of its willful misconduct, gross negligence or bad faith. Escrow Agent shall have no liability under, or duty to inquire into the terms of, the Option Agreement. Each party hereto (other than Escrow Agent) covenants with each other party (including Escrow Agent) that all instructions, directions and notices given by such party hereunder will be in accordance with the provisions of the Option Agreement. Escrow Agent's duties and obligations under this Agreement shall he entirely administrative and not discretionary. Escrow Agent shall not be liable to any party hereto or to any third party as a result of any action or omission taken or made by Escrow Agent in good faith. Periodontix and Demegen covenant and agree to indemnify and hold harmless Escrow Agent, and to reimburse Escrow Agent from, against and for, any and all


PAGE 3 - ESCROW AGREEMENT
liabilities, costs, fees and expenses (including reasonable attorney's fees) Escrow Agent may suffer or incur by reason of its execution and performance of this Agreement, except in the case of willful misconduct or gross negligence. In the event any legal questions arise concerning Escrow Agent's duties and obligations hereunder, Escrow Agent may consult its counsel and rely without liability upon written opinions given to it by such counsel. The reasonable costs of such counsel and the indemnity provided to Escrow Agent shall be paid one-half by Periodontix and one-half by Demegen. Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, authorization, or other paper or document which Escrow Agent in good faith believes to be genuine and what it purports to be.

         (c) In the event that there shall be any disagreement among any of the parties to this Agreement resulting in adverse claims or demands being made in connection with this Agreement, or in the event that Escrow Agent, in good faith, shall be in doubt as to what action it should take hereunder, Escrow Agent may, at its option, (i) refuse to comply with any claims or demands on it or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists; and in any such event, Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and Escrow Agent shall be entitled to continue to so refrain from acting until the dispute is resolved by the parties involved; or (ii) deposit any or all of the Escrowed Securities with any court of competent jurisdiction for further disposition of such court, and after making any such deposit, it shall have no further responsibility to any party with respect to the disposition of such disputed amounts; or (iii) hold the Escrowed Securities that are subject to dispute until Escrow Agent has received a final binding order of a court of competent jurisdiction, from which order no appeal has been taken and with respect to which order the time for filing any appeal has expired; or (iv) hold the Escrowed Securities until it has received a further agreement satisfactory to Escrow Agent and signed by all persons whom Escrow Agent reasonably deems necessary for the disposition of such Escrowed Securities.

         (d) Escrow Agent at any time may resign hereunder by giving written notice of its resignation to the other parties hereto at least sixty (60) days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation the Shares held hereunder shall be delivered by Escrow Agent to such person as may be designated in writing by the other parties executing this Agreement, whereupon all of Escrow Agent's obligations hereunder shall cease and terminate. If no such person shall have been designated by such date, all obligations of Escrow Agent hereunder shall, nevertheless, cease and terminate. Escrow Agent's sole responsibility thereafter shall be to keep safely all Escrowed Securities then held by it hereunder and to deliver the same to a person designated by all the other parties executing this Agreement or by the judgment of a court of competent jurisdiction.

         (e) In any case where any notice or other communication is to be given or made pursuant to any provision of this Agreement, such notice or communication shall be sent by certified or registered mail, postage prepaid, or by overnight delivery service, and will be deemed to have been delivered when actually received on the date specified in the return or delivery receipt, If addressed as follows:


PAGE 4 - ESCROW AGREEMENT

         If to Periodontix,:

                    29 Babe Ruth Drive
                    Sudbury, MA  01406
                    Fax:  (413) 513-2023
                    Attention:  Bob Linke


         with a copy to:

                    Hale and Dorr LLP
                    60 State Street
                    Boston, MA  02109
                    Attention: Stuart Falber, Esq.

         If to Demegen:

                    Demegen, Inc.
                    1051 Brinton Road
                    Pittsburgh, Pennsylvania 15221
                    Attention: Richard Ekstrom, President

         with a copy to:

                    Buchanan Ingersoll Professional Corporation
                    One Oxford Centre
                    301 Grant Street, 20th Floor
                    Pittsburgh, Pennsylvania 15219-1410
                    Attention: Mary L. Silverberg, Esq.

         If to Escrow Agent:

                    Joseph Lovett
                    32 Main Entry Road
                    P. O. Box 727
                    North Falmouth, MA  02556
                    Fax:  (508) 564-5196

or to such other address as a party may have furnished to the other parties in writing pursuant to this Section.

         Section 9. Binding Effect This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns; provided however, that this Agreement may not be assigned by any party hereto without the other parties' prior written consent thereto.


PAGE 5 - ESCROW AGREEMENT

         Section 10. Amendments. This Agreement may riot be amended or modified except by an instrument in writing executed by the parties hereto.

         Section 11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same- instrument.

         Section 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


PAGE 6 - ESCROW AGREEMENT

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the day and year first above written.

                                              PERIODONTIX:


                                              By:    Robert B. Linke
                                                     ---------------------------
                                              Title: President
                                                     ---------------------------



                                              DEMEGEN


                                              By:    Richard D. Ekstrom
                                                     ---------------------------
                                                     President



                                              ESCROW AGENT:


                                              ----------------------------------
                                                        Joseph Lovett

PAGE 7 - ESCROW AGREEMENT

                                    EXHIBIT A


Escrow Agent's fees at $200.00 per hour plus reimbursement of any out-of-pocket expenses.








PAGE 8 - ESCROW AGREEMENT